UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 11, 2008
LAM RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-12933	94-2634797
(Commission File Number)	(IRS Employer Identification Number)
4650 Cushing Parkway
Fremont, California 94538
(Address of principal executive offices including zip code)
(510) 572-0200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.01 Completion of Acquisition or Disposition of Assets.
This current report on Form 8-K/A amends the current report on Form 8-K filed by Lam Research Corporation (“Lam Research”) on March 17, 2008 (the “Initial Form 8-K”) to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01 (b) Pro Forma Financial Information.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
The audited consolidated financial statements of SEZ Holding AG as of and for the fiscal year ended December 31, 2007.
     (b) Pro Forma Financial Information
Unaudited pro forma condensed combined statements of operations for the fiscal year ended June 24, 2007 and for the six months ended December 23, 2007, including notes thereto.
     (d) Exhibits:

Exhibit No.	Document

10.110*	Transaction Agreement dated December 10, 2007 by and between Lam Research and SEZ Holding AG

23.1	Consent of KPMG AG

99.1	Unaudited pro forma condensed combined statements of operations for the fiscal year ended June 24, 2007 and for the six months ended December 23, 2007, including notes thereto.

99.2	Audited consolidated financial statements of SEZ Holding AG as of and for the fiscal year ended December 31, 2007 and notes thereto.

*	Incorporated by reference from the Current Report on Form 8-K filed on December 14, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 27, 2008

LAM RESEARCH CORPORATION
By:	/s/ Martin B. Anstice
Martin B. Anstice
Senior Vice President, Chief Financial Officer and Chief Accounting Officer